================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21206

                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts   02116
--------------------------------------------------------------------------------
               (Address of principal executive offices)    (Zip code)

                             John E. Pelletier, Esq.
                    CDC IXIS Asset Management Services, Inc.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2801

Date of fiscal year end: January 31, 2004

Date of reporting period: January 31, 2004

================================================================================

Item 1.  Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

AEW Real Estate Income Fund

[LOGO] AEW

                           AEW Real Estate Income Fund
                           Annual Report
                           January 31, 2004

                           AEW Management and Advisors

--------------------------------------------------------------------------------
                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------
Objective:
High current income is a primary objective; capital appreciation is a secondary objective
--------------------------------------------------------------------------------

Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs
--------------------------------------------------------------------------------

Inception Date: November 26, 2002
--------------------------------------------------------------------------------

Portfolio Manager: Matthew A. Troxell, CFA AEW Management and Advisors, L.P.
--------------------------------------------------------------------------------

Common shares
American Stock
Exchange Symbol: RIF
--------------------------------------------------------------------------------

CUSIP Numbers
Common shares: 00104H107
Preferred shares: 00104H206
--------------------------------------------------------------------------------

January 31, 2004
Market Value
Per Common Share: $17.87
Net Asset Value
Per Common Share: $19.70

                                                           Management Discussion
--------------------------------------------------------------------------------
REITs turned in spectacular performance during the 12-month period, posting the best results since the start of the "modern REIT era" a decade earlier. They outperformed the two most common benchmarks for large-cap investing, the Standard & Poor's 500 Index and the Dow Jones Industrial Average, for the fourth consecutive year and also outdistanced the bond market, which had outpaced REITs in 2002. With a backdrop of increasing signs of an economic rebound and rising confidence levels, REITs during the past year trailed only the most economically sensitive asset classes, including small-cap, technology and cyclical stocks.

The strong performance came despite weakness in real estate market fundamentals related to the sluggishness of the domestic economy since 2000. Investors pushed aside those concerns and focused on the stable dividend yields and diversification advantages of REITs. Foreign investors, including Japanese institutions, recently have joined domestic investors in allocating increasing sums to the U.S. REIT sector.

Performance Facts
AEW Real Estate Income Fund performed well in a strong market for REITs. The fund's total return, based on the market price of common shares, was 37.45% for the 12 months ended January 31, 2004. The fund's market price per common share rose from $14.55 at the start of the fiscal year to $17.87 per share on January 31, 2004, the end of the fiscal period. Changes in the market price of fund shares reflect investor demand and are not directly linked to changes in the fund's net asset value.

Based on the net asset value of common shares and reinvestment of distributions of $1.00 per share in dividends and $0.79 per share in capital gains, the AEW Real Estate Income Fund's total return was 56.84% for the 12 months ended January 31, 2004. During the same period, the fund's net asset value rose from $14.03 per common share at the start of the fiscal year to $19.70 per share on January 31, 2004. The fund had approximately 3.8 million common shares outstanding at the close of the fiscal year and net assets totaling $75.5 million.

The fund's common stock holdings outperformed its preferred holdings during the 12-month fiscal period, although both areas provided solid total returns and attractive current yields, helping the fund attain its primary objective of high current income. Within the common stock portfolio, the strongest performance came from the retail and healthcare industries.

Consistent with the fund's emphasis on current income, we made minor adjustments to the portfolio during the period with the goal of strengthening the fund's cash flow. We added several new common and preferred stock holdings in a variety of property types and geographic regions in the United States. In February 2003, the fund completed its issuance of auction market preferred shares to complete the anticipated leverage of the fund, which proved beneficial to performance. Earnings from that leverage enabled the fund to support its dividend. In addition, price appreciation on the investments made with the leverage further boosted the Fund's net asset value by year end.

The fund may enter into interest rate swaps to reduce risk from an increase in short-term interest rates. The swaps entail the fund agreeing with a counterparty to pay a fixed rate payment in exchange for the counterparty paying the fund a variable rate payment. Interest rate swaps that were executed during the year, as insurance against the prospect of higher interest rates in the future, raised the fund's costs.

Outlook
We believe the flow of new investment capital into the REIT sector should remain strong, at least for the first half of 2004, both because of the competitive income streams of REITs and the benefits of diversification offered by real estate. In addition, we believe the flow of assets into the REIT sector should increase because of the addition of several individual REITs to various Standard & Poor's indexes.

--------------------------------------------------------------------------------
                          AEW Real Estate Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Outlook Continued
While demand for REITs appears healthy, several potential risks do exist. Rising interest rates could increase the relative attractiveness of some alternative income-producing investments, including bonds. At the same time, an unexpected downturn in the economy could further weaken the property market.

The most favorable outlook for the REIT market is that capital flows into real estate will remain strong, while the underlying fundamentals in the real estate industry recover with the rebound in the overall economy. This would allow the cash flows of individual properties to rise to levels consistent with the current values of REIT shares. While this scenario implies a period of somewhat lacklus-ter returns, it also suggests that both public and private real estate returns are likely to remain strong, though perhaps not spectacular, in the near term.

                                     Investment Results through January 31, 2004
--------------------------------------------------------------------------------
Performance in Perspective
The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the period from the fund's inception through January 31, 2004. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

                   Portfolio as of January 31, 2004
---------------------------------------------------
                                   % of Investments
                                        as of
Ten Largest REIT Sectors          1/31/04   7/31/03
---------------------------------------------------
Office                               23.5      22.0
Shopping Centers                     14.5      15.3
Apartments                           12.3      13.6
Healthcare                           11.2      10.0
Diversified                          10.4      10.1
Regional Malls                        8.0       7.4
Lodging/Resorts                       7.7       7.3
Office/Industrial                     6.2       7.8
Industrial                            2.2       2.2
Specialty                             1.6       2.0
---------------------------------------------------
                                   % of Investments
                                       as of
Ten Largest Holdings*             1/31/04   7/31/03
---------------------------------------------------
Healthcare Realty Trust, Inc.         4.8       4.3
Senior Housing Properties Trust       3.3       2.8
iStar Financial, Inc.                 3.3       3.3
HRPT Properties Trust                 3.2       2.5
Urstadt Biddle Properties, Inc.       2.9       2.9
Gables Residential Trust              2.7       2.7
Camden Property Trust                 2.7       2.6
Mack-Cali Realty Corp.                2.7       3.0
CarrAmerica Realty Corp.              2.6       2.0
Hospitality Properties Trust          2.6       2.1
---------------------------------------------------

*    Common Shares except as noted

                                               Total Returns -- January 31, 2004
--------------------------------------------------------------------------------

                                                 Since
                                              Inception/1/
                                  1 Year/1/    (11/26/02)
Total return on market value          37.45%         28.47%
Total return on net asset value       56.84          44.79
----------------------------------------------------------
Comparative Performance
   Morgan Stanley REIT Index/2/       46.78          36.54/3/
----------------------------------------------------------

Notes to Chart

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.

Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of dividends. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of dividends.

/1/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/2/ Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in the index.

/3/  The since-inception index comparison is calculated from 11/30/02.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             AEW Real Estate Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of January 31, 2004

Shares     Description                                  Value (a)
-------------------------------------------------------------------
Common Stocks -- 95.5% of Total Net Assets
           REAL ESTATE - 1.4%
           Financial Services - 1.4%
  41,500   Municipal Mortgage & Equity LLC            $   1,047,045
                                                      -------------
           REAL ESTATE INVESTMENT TRUSTS - 94.1%
           REITs - Apartments - 13.9%
  32,000   Apartment Investment & Management Co.,
           Class A                                        1,125,760
  52,000   Archstone Smith Trust                          1,426,360
  65,000   Camden Property Trust                          2,827,500
  78,500   Gables Residential Trust                       2,833,850
  40,000   Mid-America Apartment Communities, Inc.        1,380,400
  39,000   Summit Properties, Inc.                          900,120
                                                      -------------
                                                         10,493,990
                                                      -------------
           REITs - Diversified - 9.4%
  55,000   Crescent Real Estate Equities Co.                990,000
  62,400   First Potomac Realty Trust                     1,254,240
  85,000   iStar Financial, Inc.                          3,401,700
  70,000   Lexington Corporate Properties Trust           1,477,000
                                                      -------------
                                                          7,122,940
                                                      -------------
           REITs - Factory Outlets - 1.1%
  20,000   Tanger Factory Outlet Centers, Inc.              838,000
                                                      -------------
           REITs - Healthcare - 13.6%
  32,500   Health Care Property Investors, Inc.           1,827,475
 121,000   Healthcare Realty Trust, Inc.                  4,967,050
 190,500   Senior Housing Properties Trust                3,444,240
                                                      -------------
                                                         10,238,765
                                                      -------------
           REITs - Industrial - 1.1%
  25,000   EastGroup Properties, Inc.                       868,750
                                                      -------------
           REITs - Lodging/Resorts - 3.5%
  63,000   Hospitality Properties Trust                   2,636,550
                                                      -------------
           REITs - Office - 24.2%
  77,000   Arden Realty, Inc.                             2,387,000
  65,000   CarrAmerica Realty Corp.                       2,065,050
  77,000   Glenborough Realty Trust, Inc.                 1,494,570
  90,000   Highwoods Properties, Inc.                     2,457,000
 311,300   HRPT Properties Trust                          3,299,780
  68,000   Mack-Cali Realty Corp.                         2,758,760
  50,000   Maguire Properties, Inc.                       1,215,000
  76,500   Prentiss Properties Trust                      2,562,750
                                                      -------------
                                                         18,239,910
                                                      -------------
           REITs - Office/Industrial - 6.5%
  70,000   Kilroy Realty Corp.                            2,292,500
  68,100   Liberty Property Trust                         2,627,298
                                                      -------------
                                                          4,919,798
                                                      -------------
           REITs - Regional Malls - 6.1%
 150,000   Borealis Retail REIT                           1,368,778
  62,000   Glimcher Realty Trust                          1,561,780
  35,000   Macerich Co. (The)                             1,684,550
                                                      -------------
                                                          4,615,108
                                                      -------------
           REITs - Shopping Centers - 12.6%
 125,000   Cedar Shopping Centers, Inc. (c)               1,650,000
 110,000   Commercial Net Lease Realty, Inc.              2,013,000
  30,000   Equity One, Inc.                                 546,000
  88,000   Heritage Property Investment Trust             2,565,200
  65,000   New Plan Excel Realty Trust                    1,638,650
  39,000   Ramco-Gershenson Properties Trust              1,069,380
                                                      -------------
                                                          9,482,230
                                                      -------------
           REITs - Specialty - 2.1%
  26,000   Correctional Properties Trust              $     836,420
  22,000   Entertainment Properties Trust                   778,800
                                                      -------------
                                                          1,615,220
                                                      -------------
           Total Real Estate Investment Trusts           71,071,261
                                                      -------------
           Total Common Stocks (Identified Cost
           $53,352,987)                                  72,118,306
                                                      -------------
           Preferred Stocks - 40.3%
           REAL ESTATE INVESTMENT TRUSTS - 40.3%
           REITs - Apartments - 2.9%
  50,000   Apartment Investment & Management              1,389,000
           Co., Series G
  29,400   Apartment Investment & Management
           Co., Series R                                    808,206
                                                      -------------
                                                          2,197,206
                                                      -------------
           REITs - Diversified - 4.8%
  30,000   Capital Automotive Co., Class A                  774,000
  50,000   Colonial Properties Trust, Series D            1,329,000
  54,800   Crescent Real Estate Equities Co.,
           Series B                                       1,517,960
                                                      -------------
                                                          3,620,960
                                                      -------------
           REITs - Healthcare - 1.7%
  50,000   Health Care Property Investors, Inc.,
           Class F (c)                                    1,281,000
                                                      -------------
           REITs - Industrial - 1.9%
  52,000   Keystone Property Trust, Series D              1,419,600
                                                      -------------
           REITs - Lodging/Resorts - 7.0%
  75,000   Boykin Lodging Co., Series A                   2,163,750
  25,000   FelCor Lodging Trust, Inc., Series B             629,000
  75,000   Hospitality Properties Trust, Series B         2,085,000
  15,000   LaSalle Hotel Properties, Series A               423,750
                                                      -------------
                                                          5,301,500
                                                      -------------
           REITs - Office - 7.9%
 100,000   CarrAmerica Realty Corp., Series E             2,690,000
  30,000   Highwoods Properties, Inc., Series B             760,800
  90,400   HRPT Properties Trust, Series B                2,523,064
                                                      -------------
                                                          5,973,864
                                                      -------------
           REITs - Office/Industrial - 2.0%
  30,000   Bedford Property Investors, Inc.,
           Series A, 144A                                 1,511,250
                                                      -------------
           REITs - Regional Malls - 4.8%
  75,000   Glimcher Realty Trust, Series F                1,996,500
  35,500   Mills Corp. (The), Series B                      972,700
  25,000   Mills Corp. (The), Series E                      677,250
                                                      -------------
                                                          3,646,450
                                                      -------------
           REITs - Shopping Centers - 7.3%
  42,200   Developers Diversified Realty Corp.,
           Series F                                       1,153,326
  25,000   Developers Diversified Realty Corp.,
           Series G                                         676,500
  13,000   Federal Realty Investment Trust,
           Series B                                         352,950
  12,500   Ramco-Gershenson Properties Trust,
           Series B                                         365,625
  27,000   Urstadt Biddle Properties, Inc.,
           Series C                                       2,960,720
                                                      -------------
                                                          5,509,121
                                                      -------------
           Total Real Estate Investment Trusts           30,460,951
                                                      -------------
           Total Preferred Stocks (Identified
           Cost $28,317,840)                             30,460,951
                                                      -------------

3                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       AEW Real Estate Income Fund -- Schedule of Investments (CONTINUED)
--------------------------------------------------------------------------------

Investments as of January 31, 2004

   Principal
      Amount   Description                                         Value (a)
-------------------------------------------------------------------------------
Short Term Investment -- 0.7%
$    490,983   Repurchase Agreement with Investors Bank &
               Trust Co. dated 1/30/2004 at 0.75% to be
               repurchased at $491,014 on 2/02/2004,
               collateralized by $501,822 Federal National
               Mortgage Association Bond, 4.342% due 9/01/2032
               valued at $515,533                                $      490,983
                                                                 --------------
               Total Short Term Investment (Identified Cost
               $490,983)                                         $      490,983
                                                                 --------------
               Total Investments - 136.5% (Identified Cost
               $82,161,810) (b)                                     103,070,240
               Auction Market Preferred Shares plus cumulative
               unpaid dividends (37.1)%                             (28,004,079)
               Other assets less liabilities - 0.6%                     437,070
                                                                 --------------
               Total Net Assets - 100%                           $   75,503,231
                                                                 ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At January 31, 2004, the net unrealized appreciation on
     investments based on cost of $82,205,024 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over tax
     cost                                                        $   20,905,409
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value                                                              (40,193)
                                                                 --------------
     Net unrealized appreciation                                 $   20,865,216
                                                                 ==============
     At January 31, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $469,690 in undistributed long-term gains.
(c)  Non-income producing security.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,511,250 or 2.0% of net assets.

                 See accompanying notes to financial statements.               4

--------------------------------------------------------------------------------
                        Statement of Assets & Liabilities
--------------------------------------------------------------------------------

January 31, 2004

ASSETS
   Investments at cost                                          $  82,161,810
   Net unrealized appreciation                                     20,908,430
                                                                -------------
      Investments at value                                        103,070,240
   Dividends and interest receivable                                  603,558
   Receivable for open swap contracts                                  47,947
                                                                -------------
      TOTAL ASSETS                                                103,721,745
                                                                -------------
LIABILITIES
   Dividends payable                                                   23,992
   Management fees payable                                             38,540
   Transfer agent fees payable                                          3,771
   Accounting and administrative fees payable                           6,250
   Other accounts payable and accrued expenses                        141,882
                                                                -------------
      TOTAL LIABILITIES                                               214,435
                                                                -------------
AUCTION PREFERRED SHARES 1,120 shares outstanding at
 liquidation value plus cumulative unpaid dividends                28,004,079
                                                                -------------
NET ASSETS APPLICABLE TO COMMON SHARES                          $  75,503,231
                                                                =============
NET ASSETS CONSIST OF:
   Common Shares, $0.00001 par value; unlimited number of
    shares authorized, 3,833,390 shares issued and
    outstanding                                                 $          38
   Additional paid in capital                                      54,144,332
   Undistributed (overdistributed) net investment income              (23,992)
   Accumulated net realized gain (loss) on investments,
    foreign currency transactions and interest rate swap
    contracts                                                         426,476
   Net unrealized appreciation (depreciation) of investments
    and swap contracts                                             20,956,377
                                                                -------------
NET ASSETS APPLICABLE TO COMMON SHARES                          $  75,503,231
                                                                =============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE:
   Net assets                                                   $  75,503,231
                                                                =============
   Common Shares issued and outstanding                             3,833,390
                                                                =============
   Net asset value per share                                    $       19.70
                                                                =============
   Market Value (closing price per share on American Stock
    Exchange)                                                   $       17.87
                                                                =============

5               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------

For the Year Ended January 31, 2004

INVESTMENT INCOME
   Dividends                                                    $   4,692,143
   Interest                                                            12,145
   Less net foreign taxes withheld                                     (7,941)
                                                                -------------
                                                                    4,696,347
                                                                -------------
   Expenses
      Management fees                                                 728,534
      Trustees' fees and expenses                                      52,208
      Accounting and administrative                                   150,000
      Custodian                                                        37,711
      Transfer agent fees                                              41,707
      Audit and tax services                                           42,000
      Legal                                                            79,731
      Reports to shareholders                                          34,660
      Preferred stock auction                                          67,667
      Rating agency fees                                               13,501
      American Stock Exchange fees                                     14,527
      Miscellaneous                                                    16,539
                                                                -------------
   Total expenses before waivers                                    1,278,785
      Less waivers                                                   (393,734)
                                                                -------------
   Net expenses                                                       885,051
                                                                -------------
   Net investment income                                            3,811,296
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCY TRANSACTIONS AND INTEREST RATE SWAPS
   Realized gain on:
      Investments - net                                             4,276,158
      Interest rate swap contracts - net                             (472,930)
      Foreign currency transactions - net                              (6,281)
   Change in unrealized appreciation (depreciation) of:
      Investments - net                                            21,858,756
      Interest rate swap contracts - net                               47,947
                                                                -------------
Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and interest rate swaps             25,703,650
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              29,514,946
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   Net investment income                                             (193,478)
   Net realized short-term gain on investments                       (122,163)
   Net realized long-term gain on investments                         (14,621)
                                                                -------------
                                                                     (330,262)
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 APPLICABLE TO COMMON SHARES                                    $  29,184,684
                                                                =============

                See accompanying notes to financial statements.                6

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                      November 26, 2002*
                                                 For the Year Ended           to
                                                  January 31, 2004     January 31, 2003
                                                 ------------------   ------------------
FROM OPERATIONS:
   Net investment income                         $        3,811,296   $          322,911
   Net realized gain (loss) on investments,
   foreign currency transactions and interest
   rate swap contracts                                    3,796,947               53,343
   Net change in unrealized appreciation
   (depreciation) of investments and interest
   rate swap contracts                                   21,906,703             (950,326)
                                                 ------------------   ------------------
   Increase (decrease) in net assets resulting
   from operations                                       29,514,946             (574,072)
                                                 ------------------   ------------------
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income                                   (193,478)                  --
   Short-Term capital gain                                 (122,163)                  --
   Long-Term capital gain                                   (14,621)                  --
                                                 ------------------   ------------------
   Increase (decrease) in net assets from
   operations applicable to common shares                29,184,684             (574,072)
                                                 ------------------   ------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income                                 (3,820,972)            (328,168)
   Short-Term capital gain                               (2,753,072)             (14,018)
   Long-Term capital gain                                  (291,479)             (39,698)
   Return of capital                                             --              (58,796)
                                                 ------------------   ------------------
                                                         (6,865,523)            (440,680)
                                                 ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
 CAPITAL STOCK TRANSACTIONS:                                  9,467           54,790,542
                                                 ------------------   ------------------
   Offering costs and preferred shares
   underwriting commissions                                (601,187)                  --
                                                 ------------------   ------------------
   Total increase (decrease) in net assets               21,727,441           53,775,790
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                   53,775,790                   --
                                                 ------------------   ------------------
   End of period                                 $       75,503,231   $       53,775,790
                                                 ==================   ==================
   UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                             $          (23,992)  $               --
                                                 ==================   ==================

*    Commencement of operations.

7               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                                                                       For the Period
                                                                                     November 26, 2002*
                                                               For the Year Ended            to
                                                                January 31, 2004      January 31, 2003
                                                               ------------------    ------------------
Net Asset Value, Beginning of Period (Common Shares)           $            14.03    $            14.33(a)
                                                               ------------------    ------------------
Income From Investment Operations:
Net Investment Income (b)                                                    0.99                  0.09
Net Realized and Unrealized Gain (Loss) on Investments                       6.71                 (0.24)
                                                               ------------------    ------------------
Total From Investment Operations                                             7.70                 (0.15)
                                                               ------------------    ------------------
Less Distributions to Preferred Shareholders:
   Dividends From Net Investment Income                                     (0.05)                   --
   Distributions From Net Realized Short-Term Gains                         (0.03)                   --
   Distributions From Net Realized Long-Term Gains                           0.00(f)                 --
                                                               ------------------    ------------------
Total From Investment Operations Applicable to Common
 Shareholders                                                                7.62                 (0.15)
                                                               ------------------    ------------------
Less Distributions to Common Shareholders:
   Dividends From Net Investment Income                                     (1.00)                (0.09)
   Distributions From Net Realized Short-Term Gains                         (0.72)               (0.00)(f)
   Distributions From Net Realized Long-Term Gains                          (0.07)                (0.01)
   Distributions From Paid In Capital                                          --                 (0.02)
                                                               ------------------    ------------------
Total Distributions                                                         (1.79)                (0.12)
                                                               ------------------    ------------------
Common Shares Offering Costs Charged to Paid-In Capital                        --                 (0.03)
                                                               ------------------    ------------------
Preferred Shares Underwriting Commissions and Offering Costs                (0.16)                   --
                                                               ------------------    ------------------
Net Asset Value, End of Period (Common Shares)                 $            19.70    $            14.03
                                                               ==================    ==================
Market Value, End of Period (Common Shares)                    $            17.87    $            14.55
                                                               ==================    ==================
Total Return on Market Value(%)                                             37.45                (2.23)(c)
Total Return on Net Asset Value(%)(i)                                       56.84                (1.29)(c)
Ratio of Expenses to Average Net Assets Applicable to Common
 Shares, Before Waivers(%)(e)                                                2.00                  1.85
Ratio of Expenses to Average Net Assets Applicable to Common
 Shares, After Waivers (%)(d)(e)                                             1.38                  1.37
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares, Before Waivers(%)(e)                           5.35                  2.80
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares, After Waivers(%)                               5.97                  3.28
Portfolio Turnover Rate (%)                                                    31                     1
Net Assets Applicable to Common Shares, End of Period (000)    $           75,503    $           53,776
Auction Market Preferred Shares
Total Shares Outstanding                                                    1,120                    --
Asset Coverage Per Share(g)                                    $           92,414    $               --
Involuntary Liquidation Preference Per Share(h)                $           25,000    $               --
Approximate Market Value Per Share                             $           25,000    $               --

*    Commencement of operations.
(a) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)  Calculated using average common shares outstanding during the period.
(c) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price on the last day of the period.
     Total return on net asset value and total return on market value are not computed on an annualized basis.
(d) The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)  Computed on an annualized basis for periods less than one year.
(f)  Amount rounds to less than $0.01 per share.
(g) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)  Plus accumulated and unpaid dividends.
(i) Had certain expenses not been reduced during the period total return would have been lower.

                See accompanying notes to financial statements.                8

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Year Ended January 31, 2004

1. Organization. AEW Real Estate Income Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an amended and restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market prior to the close of the New York Stock Exchange.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Dividend income received by the Fund from its investment in REITs may consist of ordinary income, capital gains and return of capital. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2004, the dividend rates for AMPS ranged from 1.02% to 1.50%. The dividend rate for AMPS on January 31, 2004 was 1.05%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2004

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap agreements as of January 31, 2004.

g. Repurchase Agreements The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Auction Market Preferred Shares The Fund is authorized to issue an unlimited number of preferred shares, $0.00001 par value per share. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions as disclosed in the Statement of Operations.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the year ended January 31, 2004, purchases and sales of securities (excluding short-term investments) were $54,336,850 and $27,158,711 respectively.

5.   Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L. P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the year ended January 31, 2004, the management fee and waiver for the Fund were as follows:

  Gross      Waiver of       Net       Percentage of Average
Management   Management   Management   Daily Managed Assets
                                       ---------------------
   Fee          Fee          Fee         Gross        Net
----------   ----------   ----------   ---------   ---------
$  728,534   $  318,734   $  409,800        0.80%       0.45%

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund pays CIS a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

--------------------------------------------------------------------------------
                   Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2004

(1)  Percentage of Eligible Average Daily Net Assets
     ------------------------------------------------
         First                     Over
     $300 million              $300 million
     ------------              ------------
        0.0600%                   0.0575%

or
(2)  An annual minimum fee of $150,000.

CIS has currently agreed to voluntarily waive a portion of its administrative services fee. This waiver is voluntary and may be terminated by CIS at any time without notice.

For the year ended January 31, 2004, the following was paid to CIS for accounting and administrative services:

     Gross         Waiver of            Net        Percentage of Average
  Accounting       Accounting       Accounting     Daily Managed Assets
                                                   ---------------------
     And              And              And
Administrative   Administrative   Administrative      Gross       Net
--------------   --------------   --------------   -----------  --------
$      150,000   $       75,000   $       75,000          0.16%     0.08%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS North America or its affiliates. Each other Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board and Committee meeting, in excess of four meetings per year, at the rate of $375 and $200, respectively. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

d. Publishing Services. CIS performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the year ended January 31, 2004, the amount paid to CIS as compensation for these services was $859.

6. Shares of Beneficial Interest. The Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. Transactions in common shares were as follows:

                                                                     For the Period
                                                                  November 26, 2002 (a)
                                            Year Ended                    to
                                         January 31, 2004           January 31, 2003
                                      -----------------------  ---------------------------
                                        Shares       Amount      Shares         Amount
                                      -----------  ----------  -----------  --------------
Shares purchased
 by investment adviser                         --  $       --        7,000  $      100,275
Initial Public Offering on
 November 26, 2002 (b)                         --          --    3,750,000      53,606,250
Purchase of additional shares by
 underwriters on January 13, 2003 (c)          --          --       75,000       1,074,000
Shares issued pursuant to the
 Fund's dividend reinvestment plan            676       9,467          714          10,017
                                      -----------  ----------  -----------  --------------
Net increase                                  676       9,467    3,832,714      54,790,542
                                      -----------  ----------  -----------  --------------
Increase derived from
 capital shares transactions                  676  $    9,467    3,832,714  $   54,790,542
                                      ===========  ==========  ===========  ==============

(a)  Commencement of operations
(b) After deduction of underwriting commissions and offering expenses of $2,643,750.
(c)  After deduction of underwriting commissions of $51,000.

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2004

7.   Swap Contracts.

                                                                                Unrealized
                                                                              Appreciation/
  Notional Amount     Expiration Date              Description                (Depreciation)
-------------------   ---------------   -----------------------------------   --------------
Interest Rate Swaps
      2,800,000 USD   3/1/2006          Agreement with Fleet National Bank    $      (11,803)
                                        dated 2/28/2003 to pay the notional
                                        amount multiplied by 2.345% and to
                                        receive the notional amount
                                        multiplied by the 1 week Floating
                                        Rate London Interbank Offering Rate
                                        ("LIBOR") adjusted by a specific
                                        spread.

     14,000,000 USD   3/3/2008          Agreement with Fleet National Bank            12,372
                                        dated 2/28/2003 to pay the notional
                                        amount multiplied by 3.104% and to
                                        receive the notional amount
                                        multiplied by the 1 week Floating
                                        Rate LIBOR adjusted by a specific
                                        spread.

      8,400,000 USD   3/1/2010          Agreement with Fleet National Bank            47,378
                                        dated 2/28/2003 to pay the notional
                                        amount multiplied by 3.622% and to
                                        receive the notional amount
                                        multiplied by the 1 week Floating
                                        Rate LIBOR adjusted by a specific
                                        spread.
                                                                              --------------
                                                                              $       47,947
                                                                              ==============

8. Other. On January 5, 2004, the Fund declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 30, February 27 and March 26, respectively.

--------------------------------------------------------------------------------
                         Report of Independent Auditors
--------------------------------------------------------------------------------

To the Trustees and Shareholders of AEW Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEW Real Estate Income Fund (the "Fund") at January 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2004

--------------------------------------------------------------------------------
                           Dividend reinvestment plan
--------------------------------------------------------------------------------

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

--------------------------------------------------------------------------------
                              Trustees' Information
--------------------------------------------------------------------------------
The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

                                 Position(s) Held with                                       Number of Portfolios in
  Name, Age and Address         Fund/1/, Length of Time       Principal Occupation(s)       Fund Complex Overseen and
   INDEPENDENT TRUSTEES       Served and Term of Office/1/      During Past 5 Years         Other Directorships held
---------------------------  -----------------------------  ----------------------------  ----------------------------
Graham T. Allison, Jr. (63)          Trustee (2);           Douglas Dillon Professor      40;
399 Boylston Street               Since Inception           and Director for the Belfer   Director,Taubman Centers,
Boston, MA 02116                  (October 2002)            Center of Science and         Inc.; Board Member, USEC
(Class I)                                                   International Affairs,        Inc.
                                                            John F. Kennedy School
                                                            of Government, Harvard
                                                            University

Edward A. Benjamin (65)             Trustee (1);            Retired; formerly, Partner,   40;
399 Boylston Street               Less than 1 year          Ropes & Gray (law firm)       Director, Coal, Energy
Boston, MA 02116                                                                          Investments &
(Class II)                                                                                Management; Director,
                                                                                          Precision Optics Corporation
                                                                                          optics manufacturer)

Daniel M. Cain (59)                    Trustee,             President and CEO, Cain       40;
452 Fifth Avenue                Committee Chairman (1);     Brothers & Company,           Trustee for Universal Health
New York, NY 10018                 Since Inception          Incorporated (investment      Realty Income Trust;
(Class II)                           (October 2002)          banking)                     Director, Sheridan
                                                                                          Healthcorp

Paul G. Chenault (70)                  Trustee (2);         Retired; formerly,            40;
5852 Pebble Beach Way               Less than 1 year        Trustee, First Variable       Director, Mailco Office
San Luis Obispo, CA 93401                                   Life (variable life           Products, Inc.
(Class I)                                                   insurance)

Kenneth J. Cowan (71)                  Trustee,             Retired                       40;
399 Boylston Street              Committee Chairman (2);                                  None
Boston, MA 02116                     Since Inception
(Class II)                            (October 2002)

Richard Darman (60)                    Trustee (2);         Partner, The Carlyle          40;
399 Boylston Street                 Since Inception         (investments);                Director and Chairman,
Boston, MA 02116                     (October 2002)         Chairman of the Board         AES Corporation
(Class I)                                                   of Directors of AES
                                                            Corporation (interna-
                                                            tional power company);
                                                            formerly, Professor,
                                                            John F. Kennedy School
                                                            of Government, Harvard
                                                            University

Sandra O. Moose (62)                   Trustee (1);         President, Strategic          40;
399 Boylston Street                 Since Inception         Advisory Services;            Director, Verizon
Boston, MA 02116                     (October 2002)         formerly, Senior Vice         Communications;
(Class III)                                                 President and Director,       Director, Rohm and Haas
                                                            The Boston Consulting         Company
                                                            Group, Inc. (management
                                                            consulting)

--------------------------------------------------------------------------------
                        Trustees' Information (continued)
--------------------------------------------------------------------------------

  Name, Age and Address          Position(s) Held with                                       Number of Portfolios in
   INDEPENDENT TRUSTEES         Fund/1/, Length of Time       Principal Occupation(s)       Fund Complex Overseen and
     (Continued)              Served and Term of Office/1/      During Past 5 Years         Other Directorships held
---------------------------  -----------------------------  ----------------------------  ----------------------------
John A. Shane (71)                    Trustee (2);          President, Palmer             40;
200 Unicorn Park Drive              Since Inception         Service Corporation           Director, Gensym
Woburn, MA 01801                     (October 2002)         (venture capital              Corporation; Director,
(Class III)                                                 organization)                 Overland Storage, Inc.;
                                                                                          Director, Abt Associates
INTERESTED TRUSTEES                                                                       Inc.
-------------------
Robert J. Blanding/3/ (56)            Trustee;              President, Chairman,          40;
555 California Street             Less than 1 year          Director, and Chief           None
San Francisco, CA 94104                                     Executive Officer,
(Class I)                                                   Chief Loomis Sayles,
                                                            Executive Officer -
                                                            Loomis Sayles Funds II;
                                                            President and CEO -
                                                            Loomis Sayles Funds I

John T. Hailer/4/ (43)            President and Chief       President and Chief           40;
399 Boylston Street           Executive Officer, Trustee;   Executive Officer, CDC        None
Boston, MA 02116                  Since Inception           IXIS Asset Management
(Class II)                         (October 2002)           Distributors, L.P.;
                                                            President, Loomis
                                                            Sayles Funds II;
                                                            Executive Vice
                                                            President - Loomis
                                                            Sayles Funds I, for-merly,
                                                            Senior Vice President,
                                                            Fidelity Investments

Peter S. Voss/5/ (57)           Chairman of the Board,      Director, President and       40;
399 Boylston Street                   Trustee;              Chief Executive Officer, CDC  Trustee of Harris
Boston, MA 02116                  Since Inception           IXIS Asset Management         Associates Investment
(Class III)                        (October 2002)           North America, L.P.           Trust/6/


--------------------------------------------------------------------------------
                        Trustees' Information (continued)
--------------------------------------------------------------------------------

                                 Position(s) Held with                                       Number of Portfolios in
                                Fund/1/, Length of Time       Principal Occupation(s)       Fund Complex Overseen and
   Name, Age and Address      Served and Term of Office/1/      During Past 5 Years         Other Directorships held
---------------------------  -----------------------------  ----------------------------  ----------------------------
OFFICERS
--------

Nicholas H. Palmerino (38)             Treasurer;           Senior Vice President,        Not Applicable;
399 Boylston Street                  Not Applicable         CDC IXIS Asset                None
Boston, MA 02116                                            Management Services,
                                                            Inc.; Senior Vice
                                                            President, CDC IXIS
                                                            Asset Management
                                                            Advisers, L.P.;
                                                            formerly, Vice
                                                            President, Loomis,
                                                            Sayles & Company, L.P.

John E. Pelletier (39)                 Secretary,           Senior Vice President,        Not Applicable;
399 Boylston Street                Chief Legal Officer;     General Counsel,              None
Boston, MA 02116                     Not Applicable         Secretary and Clerk,
                                                            CDC IXIS Distribution
                                                            Corporation; Senior
                                                            Vice President, General
                                                            Counsel, Secretary and
                                                            Clerk, CDC IXIS Asset
                                                            Management Distributors,
                                                            L.P.; Senior Vice President,
                                                            General Counsel,
                                                            Secretary and Clerk,
                                                            CDC IXIS Asset
                                                            Management Advisers,
                                                            L.P.; Executive Vice
                                                            President, General
                                                            Counsel, Secretary,
                                                            Clerk, and Director,
                                                            CDC IXIS Asset
                                                            Management Services,
                                                            Inc.

James J. Finnegan (43)          Chief Operating Officer;    General Counsel,              Not Applicable;
399 Boylston Street                 Not Applicable          Managing Director, Vice       None
Boston, MA 02116                                            President and Clerk,
                                                            AEW Management and
                                                            Advisors, L.P.; General
                                                            Counsel and Principal,
                                                            for-merly, Assistant
                                                            General Counsel and
                                                            Vice President, AEW
                                                            Capital Management,
                                                            L.P.; Managing Director
                                                            and Vice President, AEW
                                                            Advisors, Inc.; Vice
                                                            President and Assistant
                                                            Clerk, AEW Investment
                                                            Group, Inc.; Vice
                                                            President and Assistant
                                                            Clerk, AEW Real Estate
                                                            Advisors, Inc.

--------------------------------------------------------------------------------
                        Trustees' Information (continued)
--------------------------------------------------------------------------------


                                 Position(s) Held with                                       Number of Portfolios in
                                Fund/1/, Length of Time       Principal Occupation(s)       Fund Complex Overseen and
  Name, Age and Address       Served and Term of Office/1/      During Past 5 Years         Other Directorships held
---------------------------  -----------------------------  ----------------------------  ----------------------------

OFFICERS (continued)
--------------------

Frank A. LoPiccolo (50)               Anti-Money            Senior Vice President,        Not Applicable;
399 Boylston Street               Laundering Officer;       CDC IXIS Asset                None
Boston, MA 02116                     Not Applicable         Management Services,
                                                            Inc.

(1)  Member of Audit Committee.
(2)  Member of Contract Review and Governance Committee.
1    The Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. The terms of the Class I Trustees expire in 2006, the terms of the Class II Trustees expire in 2004, and the terms of the Class III Trustees expire in 2005. It is currently expected that, in accordance with the Board's current retirement policy, Mr. Cowan will retire as a Trustee prior to the 2007 Annual Meeting. The current retirement age is 72. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal.
2    Mr. Blanding is deemed an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").

3    Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").

4    Mr. Voss is an "interested person" of the Fund because he holds the following positions with entities that may be considered to be affiliated persons of the Fund: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan Nelson Investment Management, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.

5    As of December 31, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

It is currently anticipated that the Fund's 2005 annual meeting of Shareholders will be held in May 2005. Shareholders submitting any proposals for the Fund intended to be presented at the 2005 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 9, 2005 and not earlier than January 25, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited). At the annual meeting (the "Meeting") of shareholders held on May 15, 2003, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

1.   ELECTION OF TRUSTEES

                                   For      Against   Abstained*   Total Votes
(01) Graham T. Allison          1,852,684    11,445       0          1,864,129

(02) Richard Darman             1,850,992    13,137       0          1,864,129

(03) Pendleton P. White         1,850,992    13,137       0          1,864,129

*  Includes Broker Non-Votes (if any).

Messrs. Daniel M. Cain, Kenneth J. Cowan, John A. Shane, John T. Hailer and Peter S. Voss and Ms. Sandra O. Moose, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting. Messrs. Edward A. Benjamin, Paul G. Chenault and Robert J. Blanding became Trustees of the Fund in June 2003.

The statement of additional information includes additional information about Trustees of the Fund and is available, without change, upon request, by calling
(800) 862-4863.

Tax Information (unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $686,193 as capital gain dividends paid during the year ended January 31, 2004.

During the period ended January 31, 2004, the tax character of distributions paid was $6,509,592 from ordinary income and $686,193 from long-term capital gains.

--------------------------------------------------------------------------------
                                 Privacy Policy
--------------------------------------------------------------------------------

                    CDC IXIS Asset Management Services, Inc.
                           AEW Real Estate Income Fund

Notice of Privacy Policies and Practices

We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/1/ For purposes of this notice the term "We" includes AEW Real Estate Income Fund and CDC IXIS Asset Management Services, Inc.

/2/ For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Fund.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

[LOGO] AEW

Item 1.  Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

AEW Real Estate Income Fund

Item 2.  Code of Ethics.
The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the Trust has established an audit committee. Ms. Sandra O. Moose, and Messrs. Edward A. Benjamin and Daniel M. Cain, all members of the audit committee, have been designated financial experts. Each of these individuals is also an Independent Trustee of the Trust.

Item 4.  Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Funds. The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                                                   Audit-related                        All other
                                 Audit fees           fees/1/          Tax fees/2/        fees
--------------------------------------------------------------------------------------------------
                             2002      2003      2002     2003      2002     2003     2002   2003
--------------------------------------------------------------------------------------------------
AEW Real Estate Income Fund  $ 24,500  $ 20,000  $ 9,500  $ 14,000  $ 7,000  $ 7,000  $   0  $   0
--------------------------------------------------------------------------------------------------

1. The audit related fees for 2002 and 2003 consist of $5,000 and 10,000 respectively, related to rating agency procedures reports. The remaining audit related fees for 2002 of $4,500 related to review and consent related to preferred offering. The remaining audit related fees for 2003 of $4,000 related to the performance of agreed-upon procedures relating to the Trust's semi-annual financial statements in accordance with SAS 100.
2.   The tax fees consist of a review of the Trust's tax returns.

Aggregate fees billed to the Trust for non-audit services for 2003 and 2002 were $21,000 and $16,500, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates. The following table sets forth the non-audit services provided by the Trust's principal accountant to CDC IXIS Asset Management Advisers, L.P. and entities controlling, controlled by or under common control with CDC IXIS Asset Management Advisers, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                       Audit-related
                          fees/1/            Tax fees     All other fees
------------------------------------------------------------------------
                    2002     2003          2002    2003    2002    2003
------------------------------------------------------------------------
Control Affiliates  $ 96,000  $  107,000   n/a     n/a     n/a     n/a
------------------------------------------------------------------------

1. The audit related fees consist of performing SAS 70 internal examinations for a Trust affiliate, review of anti-money laundering procedures for the investment adviser and review of 12b-1 expenditures for the Trust's distributor.

Aggregate fees billed to Control Affiliates for non-audit services during 2003 and 2002 were $195,000 and $184,000, respectively

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

     Annually, the Trust's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

     If, in the opinion of management, a proposed engagement by the Trust's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Items 5 and 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients' investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving a proxy vote AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions that occurred during the Trust's last fiscal half-year with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that have materially affected, or are reasonably likely to materially affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a)  Code of Ethics.

(b)  Certifications of Principal Executive Officer and Principal Financial
     Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AEW Real Estate Income Fund


                                        By:    /s/ JOHN T. HAILER
                                            ------------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                               Officer
                                        Date:  March 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By:    /s/ JOHN T. HAILER
                                            ------------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                               Officer
                                        Date:  March 16, 2004


                                        By:    /S/ NICHOLAS H. PALMERINO
                                            ------------------------------------
                                        Name:  Nicholas H. Palmerino
                                        Title: Treasurer
                                        Date:  March 16, 2004

                                  EXHIBIT INDEX

(a)      Code of Ethics of CDC Nvest Companies Trust I

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.